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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 10, 2003

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                            1-14671             04-3444269
      --------                            ---------           ----------
(State or other Jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number         Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         -------------

      On January 10, 2003, Woronoco Bancorp, Inc. issued a press release announcing that the Company's annual meeting of stockholders will be held on April 23, 2003.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1      Press Release dated January 10, 2003


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 13, 2003                 By:  /s/ Cornelius D. Mahoney
                                              ----------------------------------
                                              Cornelius D. Mahoney
                                              President, Chief Executive Officer
                                              and Chairman of the Board